RIGHT-OF-USE ASSETS AND OPERATING LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Right-of-use assets and operating lease liabilities as of the respective balance sheet
Right-of-use assets	$ 899	¥ 5,869	¥ 131,408
Operating lease liabilities - current	372	2,427	41,882
Operating lease liabilities - non-current	532	3,470	122,360
Total operating lease liabilities	$ 904	¥ 5,897	¥ 164,242